UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

51 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2021, the Board of Directors (the “Board”) of SunPower Corporation, a Delaware corporation (the “Company”), appointed Vinayak Hegde as an independent member of the Board. Mr. Hegde fills the vacancy on the Board due to the previously planned and disclosed resignation of Thomas H. Werner on November 1, 2021. Mr. Hegde serves as a Class III director, with a term expiring at the Company’s annual meeting of stockholders to be held in 2023.

Mr. Hegde has served as president of Wheels Up since October 2021, after joining the company in May 2021 as its chief marketplace officer. He oversees strategy and execution of initiatives across all aspects of Wheels Up, including revenue accountability, product strategy, technology development, business strategy, sales and member experience, and operations. From July 2020 through March 2021, Mr. Hegde served as president and chief operating officer of Blink Health. From September 2018 to July 2020, he served as chief marketing officer of Airbnb Homes, where he was responsible for the growth and marketing of its global business. Mr. Hegde served as global chief marketing officer of Groupon from October 2014 to September 2018, managing marketing, national sales, and revenue management, and as vice president of computational and growth marketing from February 2012 to October 2014. Prior to Groupon, Mr. Hegde spent twelve years with Amazon in a variety of management roles. Mr. Hegde serves as a member of the board of directors of Gannett Co., Inc. He holds a Bachelor of Engineering from National Institute of Technology in Karnataka, India.

There are no arrangements or understandings between Mr. Hegde and any other persons pursuant to which Mr. Hegde was appointed a director of the Company. Mr. Hegde has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Mr. Hegde will receive compensation for his service as a director consistent with the Company’s current policies for compensation of non-employee directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

December 31, 2021	By:	/S/ REGAN J. MACPHERSON
	Name:	Regan J. MacPherson
	Title:	Executive Vice President and Chief Legal Officer